UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):            February 26, 2016

MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)

(770) 206-4200
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Mueller Water Products, Inc. (the "Company") held its annual meeting of stockholders on February 26, 2016. The stockholders of the Company voted on the following six items:

1.	The election of nine directors to terms ending in 2017.
2.	An advisory resolution on the compensation of the Company's named executive officers.
3.	Amendment of the 2010 Management Incentive Plan and re-approval of performance goals under the plan.
4.	Amendment of the 2006 Employee Stock Purchase Plan.
5.	Amendment of the 2006 Stock Incentive Plan and re-approval of performance goals under the plan.
6.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2016.
Proposal 1. Each of the directors listed below was re-elected as a director of the Company. The nominees for director were elected based on the following votes.

Director	Votes For	Votes Withheld	Broker Non-Votes
Shirley C. Franklin	133,447,334	1,574,340	12,960,110
Thomas J. Hansen	133,471,401	1,550,273	12,960,110
Gregory E. Hyland	115,952,818	19,068,856	12,960,110
Jerry W. Kolb	133,397,765	1,623,909	12,960,110
Joseph B. Leonard	133,413,544	1,608,130	12,960,110
Mark J. O'Brien	133,421,002	1,600,672	12,960,110
Bernard G. Rethore	129,102,369	5,919,305	12,960,110
Lydia W. Thomas	133,480,758	1,540,916	12,960,110
Michael T. Tokarz	108,826,019	26,195,655	12,960,110

Proposal 2. The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers received the following votes.

Votes for approval	132,455,647
Votes against approval	2,326,980
Abstentions	239,047
Broker Non-Votes	12,960,110

Proposal 3. The proposal to approve amendments to the 2010 Management Incentive Plan and to re-approve the performance goals under the plan received the following votes.

Votes for approval	128,494,089
Votes against approval	6,075,981
Abstentions	451,604
Broker Non-Votes	12,960,110

Proposal 4. The proposal to approve amendments to the 2006 Employee Stock Purchase Plan received the following votes.

Votes for approval	132,234,565
Votes against approval	1,655,531
Abstentions	1,131,578
Broker Non-Votes	12,960,110

Proposal 5. The proposal to approve amendments to the 2006 Stock Incentive Plan and to re-approve the performance goals under the plan received the following votes.

Votes for approval	126,222,877
Votes against approval	8,324,957
Abstentions	473,840
Broker Non-Votes	12,960,110

Proposal 6. The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2016 received the following votes.

Votes for approval	141,364,438
Votes against approval	6,521,350
Abstentions	95,996

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2016	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Keith L. Belknap
Keith L. Belknap
Senior Vice President, General Counsel and Corporate Secretary